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                                                                    EXHIBIT 99.1

                                           November 12, 2002


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.

Washington, D.C. 20549

         Re:      Sizeler Property Investors, Inc.
                  Quarterly Report on Form 10-Q
                  For the Quarterly Period ended September 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                         Very truly yours,

                                         SIZELER PROPERTY INVESTORS, INC.


                                         By:  /s/ Sidney W. Lassen
                                              ----------------------------------
                                                  Sidney W. Lassen
                                                  Chief Executive Officer